Fair Value Measurements	6 Months Ended
Jun. 30, 2021
Fair Value Disclosures [Abstract]
FAIR VALUE MEASUREMENTS

NOTE 4:- FAIR VALUE MEASUREMENTS

Financial instruments measured at fair value on a recurring basis include warrants to purchase Convertible Preferred shares (see Note 5). The warrants are classified as a liability in accordance with ASC 480-10-25. These warrants were classified as level 3 in the fair value hierarchy since some of the inputs used in the valuation (the “Share Price”) were determined based on management’s assumptions up until the IPO date.

To calculate the fair value of the warrants, we first calculated the underlying preferred share value by using the income approach and the market approach. Then the equity value was allocated by using the hybrid model method utilizing two scenarios of OPM and IPO. Once the preferred shares value was derived from the two scenarios, the Black-Scholes model was utilized to calculate the warrants value in each one of the scenarios, by using probability for each one of the scenarios to derive the weighted average fair value of the warrants.

As of June 30, 2020:

According to the IPO scenario, the underlying share price was $16 for the series E-1 Preferred shares. The following assumptions were used to estimate the value of the series E-1 Preferred share warrants as of June 30, 2020: exercise price of $15.95, expected volatility of 78.07%, risk free interest rates of 0.76%, dividend yield of 0%, and expected term of 4.17 years. Accordingly, the fair value of the series E-1 Preferred share warrants as of June 30, 2020 was $1,868. As of June 30, 2021, 200,596 warrants were outstanding.

According to the IPO scenario, the underlying share price was $16 for the series D-2 Preferred shares. The following assumptions were used to estimate the value of the series D-2 Preferred share warrants as of June 30, 2020: exercise price of $9.24, expected volatility of 82.48%, risk free interest rates of 0.46%, dividend yield of 0%, and expected term of 0.6 years. Accordingly, the fair value of the series D-2 Preferred share warrants as of June 30, 2020 was $20,930. As of June 30, 2021, all warrants had been exercised into 1,069,850 Ordinary Shares.

According to the IPO scenario, the underlying Share Price was $16.00 for the series A Preferred shares. The following assumptions were used to estimate the value of the series A Preferred share warrants as of June 30, 2020: exercise price of 0.84 NIS ($0.23) and dividend yield of 0%. Accordingly, the fair value of the series A Preferred share warrants as of June 30, 2020 was $816. As of June 30, 2020, as part of the IPO, 53,775 warrants had been exercised into 53,775 Ordinary Shares.

On June 30, 2020, as a result of the IPO, the warrant liability to Convertible Preferred shares has been classified to warrants to Ordinary Shares in equity.

The change in the fair value of the preferred share warrant liability is summarized below:

	June 30,	December 31,
	2021	2020
	Unaudited

Beginning of year	$-	$12,241
Change in fair value	-	11,373
Reclassification of Warrants into equity	-	(23,614)

End of period	$-	$-